Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
FIRST QUARTER FISCAL YEAR 2024
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held May 2, 2024 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q1 Fiscal 2024 Summary (Quarter ended March 30, 2024)
•Revenue: $171.8 million
•Net income: $13.7 million, or 8.0% of revenue; non-GAAP net income: $13.8 million, or 8.0% of revenue
•Net income per diluted share: $1.95; non-GAAP net income per diluted share: $1.96
•Operating margin and non-GAAP operating margin: 11.4%
•Non-GAAP EBITDA: $22.4 million, or 13.0% of revenue
•Effective tax rate and non-GAAP effective tax rate: 28.0%
•Utilization: 73%
•Consultant headcount at the end of Q1 of fiscal 2024: 997, which consists of 158 officers, 544 other senior staff and 295 junior staff
•Cash and cash equivalents: $37.1 million at March 30, 2024
•Revolving credit facility borrowing capacity: $175.5 million at March 30, 2024

Revenue
For Q1 of fiscal 2024, revenue was $171.8 million, compared with revenue of $152.8 million for Q1 of fiscal 2023.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Officers	158	156	155	156	158
Other Senior Staff	544	527	529	522	535
Junior Staff	295	321	330	293	279
Total	997	1,004	1,014	971	972
Utilization
For Q1 of fiscal 2024, companywide utilization was 73%, compared with 70% for Q1 of fiscal 2023.
Client Reimbursables
For Q1 of fiscal 2024, client reimbursables were $17.1 million, or 9.9% of revenue, compared with $14.0 million, or 9.1% of revenue, for Q1 of fiscal 2023.

Selling, General and Administrative (SG&A) Expenses
For Q1 of fiscal 2024, SG&A expenses were $30.5 million, or 17.8% of revenue, compared with $28.4 million, or 18.6% of revenue, for Q1 of fiscal 2023. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.1% of revenue for Q1 of fiscal 2024, compared with 2.3% in Q1 of fiscal 2023. Excluding these commissions, SG&A expenses were 15.6% of revenue for Q1 of fiscal 2024, compared with 16.2% in Q1 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	March 30, 2024	As a % of Revenue	April 1, 2023	As a % of Revenue
SG&A expenses	$30,499	17.8%	$28,372	18.6%
Less: commissions to non-employee experts	3,671	2.1%	3,542	2.3%
SG&A expenses excluding commissions	$26,828	15.6%	$24,830	16.2%
Depreciation & Amortization
For Q1 of fiscal 2024, depreciation and amortization expenses amounted to $2.8 million, or 1.6% of revenue, compared with $2.9 million, or 1.9% of revenue, for Q1 of fiscal 2023.
Forgivable Loan Amortization
For Q1 of fiscal 2024, forgivable loan amortization was $8.7 million, or 5.1% of revenue, compared with $9.5 million, or 6.2% of revenue, for Q1 of fiscal 2023.
Share-Based Compensation Expense
For Q1 of fiscal 2024, share-based compensation expense was approximately $1.0 million, or 0.6% of revenue, compared with $0.9 million, or 0.6% of revenue, for Q1 of fiscal 2023.
Operating Income
For Q1 of fiscal 2024, operating income was $19.6 million, or 11.4% of revenue, compared with operating income of $13.7 million, or 9.0% of revenue, for Q1 of fiscal 2023. Non-GAAP operating income was $19.6 million, or 11.4% of revenue, for Q1 of fiscal 2024, compared with $13.7 million, or 9.0% of revenue, for Q1 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	March 30, 2024	As a % of Revenue	April 1, 2023	As a % of Revenue
Income from operations	$19,618	11.4%	$13,693	9.0%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	—	—%	21	—%
Acquisition-related costs	—	—%	22	—%
Non-GAAP income from operations	$19,618	11.4%	$13,736	9.0%
Interest Income (Expense), net
For Q1 of fiscal 2024, net interest expense was $0.5 million, or 0.3% of revenue, compared with net interest expense of $0.6 million, or 0.4% of revenue, for Q1 of fiscal 2023.
Foreign Currency Losses, net
For Q1 of fiscal 2024, net foreign currency losses were $0.1 million, or 0.1% of revenue, compared with net foreign currency losses of $0.5 million, or 0.3% of revenue, for Q1 of fiscal 2023.
Foreign currency losses, net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	March 30, 2024	April 1, 2023	March 30, 2024	April 1, 2023
Tax Provision	$5,321	$3,676	$5,356	$3,815
Effective Tax Rate	28.0%	29.2%	28.0%	29.0%

	Fiscal Quarter Ended
$ in 000’s	March 30, 2024	As a % of Revenue	April 1, 2023	As a % of Revenue
Income before provision for income taxes	$19,012	11.1%	$12,594	8.2%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	—	—%	21	—%
Acquisition-related costs	—	—%	22	—%
Foreign currency losses, net	142	0.1%	528	0.3%
Non-GAAP income before provision for income taxes	$19,154	11.1%	$13,165	8.6%

GAAP provision for income taxes	$5,321		$3,676
Tax effect on non-GAAP adjustments	35		139
Non-GAAP provision for income taxes	$5,356		$3,815
Net Income
For Q1 of fiscal 2024, net income was $13.7 million, or 8.0% of revenue, or $1.95 per diluted share, compared with net income of $8.9 million, or 5.8% of revenue, or $1.23 per diluted share, for Q1 of fiscal 2023. Non-GAAP net income for Q1 of fiscal 2024 was $13.8 million, or 8.0% of revenue, or $1.96 per diluted share, compared with $9.4 million, or 6.1% of revenue, or $1.29 per diluted share, for Q1 of fiscal 2023.
Non-GAAP EBITDA
For Q1 of fiscal 2024, non-GAAP EBITDA was $22.4 million, or 13.0% of revenue, compared with $16.7 million, or 10.9% of revenue, for Q1 of fiscal 2023.
Constant Currency Basis
For Q1 of fiscal 2024, revenue was $171.8 million, and net income was $13.7 million, or 8.0% of revenue, or $1.95 per diluted share. On a constant currency basis relative to Q1 of fiscal 2023, Q1 of fiscal 2024 revenue would have been lower by $1.0 million to $170.8 million, GAAP net income would have been lower by $0.1 million to $13.6 million, or 8.0% of revenue, and earnings per diluted share would have decreased by $0.01 to $1.94 per diluted share.
For Q1 of fiscal 2024, revenue was $171.8 million, and non-GAAP net income was $13.8 million, or 8.0% of revenue, or $1.96 per diluted share. On a constant currency basis relative to Q1 of fiscal 2023, Q1 of fiscal 2024 revenue would have been lower by $1.0 million to $170.8 million, non-GAAP net income would have been lower by $0.1 million to $13.7 million, or 8.0% of revenue, non-GAAP earnings per diluted share would have decreased by $0.01 to $1.95 per diluted share, and non-GAAP EBITDA would have been lower by $0.1 million to $22.3 million, or 13.1% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at March 30, 2024 were $209.3 million, compared with $197.2 million at April 1, 2023. Current liabilities at March 30, 2024 were $236.8 million, compared with $253.8 million at April 1, 2023.
Total Days Sales Outstanding, or DSO, for Q1 of fiscal 2024 was 106 days, consisting of 69 days of billed and 37 days of unbilled. This compares with 112 days reported for Q1 of fiscal 2023, consisting of 70 days of billed and 42 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $37.1 million at March 30, 2024, compared with $35.5 million at April 1, 2023.
Net cash used in operating activities for Q1 of fiscal 2024 was $63.1 million, compared with net cash used in operating activities of $70.1 million for Q1 of fiscal 2023.
As of March 30, 2024, outstanding borrowings under CRA’s revolving credit facility amounted to $70.0 million. At April 1, 2023, outstanding borrowings under CRA’s revolving credit facility amounted to $100.0 million.
Capital expenditures totaled $0.7 million for Q1 of fiscal 2024, compared with $0.6 million for Q1 of fiscal 2023.
CRA repurchased approximately 66,000 shares of common stock during Q1 of fiscal 2024 for $9.2 million, compared with Q1 of fiscal 2023, when approximately 181,000 shares of common stock were repurchased for $20.6 million.

A quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $3.1 million, was paid in Q1 of fiscal 2024, compared with a quarterly cash dividend of $0.36 per common share, for total dividends and dividend equivalents of $2.7 million paid in Q1 of fiscal 2023.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 30, 2023 and December 31, 2022 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 30, 2023, filed with the Securities and Exchange Commission on February 29, 2024. The condensed consolidated statement of cash flow data for the second and third quarters of fiscal year 2022 and the first, second, and third quarters of fiscal year 2023 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 30, 2023 and December 31, 2022 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2024	2024	2023	2023	2023
Net cash provided by (used in) operating activities	$67,043	$(63,080)	$60,099	$64,952	$5,072
Net cash used in investing activities	(2,541)	(730)	(358)	(733)	(720)
Net cash provided by (used in) financing activities	(63,278)	56,052	(43,092)	(50,574)	(25,664)
Effect of foreign exchange rates on cash and cash equivalents	379	(706)	1,333	(312)	64
Net increase (decrease) in cash and cash equivalents	$1,603	$(8,464)	$17,982	$13,333	$(21,248)
Cash and cash equivalents at beginning of period	35,519	45,586	27,604	14,271	35,519
Cash and cash equivalents at end of period	$37,122	$37,122	$45,586	$27,604	$14,271

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2023	2023	2022	2022	2022
Net cash provided by (used in) operating activities	$16,908	$(70,051)	$60,136	$43,797	$(16,974)
Net cash used in investing activities	(7,312)	(1,132)	(4,981)	(932)	(267)
Net cash provided by (used in) financing activities	(16,215)	74,848	(48,212)	(32,840)	(10,011)
Effect of foreign exchange rates on cash and cash equivalents	(1,564)	407	411	(1,553)	(829)
Net increase (decrease) in cash and cash equivalents	$(8,183)	$4,072	$7,354	$8,472	$(28,081)
Cash and cash equivalents at beginning of period	43,702	31,447	24,093	15,621	43,702
Cash and cash equivalents at end of period	$35,519	$35,519	$31,447	$24,093	$15,621

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2024	2024	2023	2023	2023
GAAP net cash provided by (used in) operating activities	$67,043	$(63,080)	$60,099	$64,952	$5,072
Forgivable loan advances	11,750	5,250	2,000	3,750	750
Forgivable loan repayments	(1,200)	—	(1,200)	—	—
Adjusted net cash flows from operations	$77,593	$(57,830)	$60,899	$68,702	$5,822

Net revenue	$642,920	$171,789	$161,613	$147,553	$161,965

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	10.4%	(36.7)%	37.2%	44.0%	3.1%
Adjusted net cash flows from operations as a percentage of net revenue	12.1%	(33.7)%	37.7%	46.6%	3.6%

Adjusted Net Cash Flows from Operations	LTM	Q1	Q4	Q3	Q2
($ in 000’s)	Q1 2023	2023	2022	2022	2022
GAAP net cash provided by (used in) operating activities	$16,908	$(70,051)	$60,136	$43,797	$(16,974)
Forgivable loan advances	43,026	16,842	9,517	3,313	13,354
Forgivable loan repayments	(641)	(616)	—	—	(25)
Other non-recurring cash items (1)	213	22	69	30	92
Adjusted net cash flows from operations	$59,506	$(53,803)	$69,722	$47,140	$(3,553)

Net revenue	$595,364	$152,845	$144,976	$148,441	$149,102

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	2.8%	(45.8)%	41.5%	29.5%	(11.4)%
Adjusted net cash flows from operations as a percentage of net revenue	10.0%	(35.2)%	48.1%	31.8%	(2.4)%
(1) Other non-recurring cash items includes acquisition-related costs.
NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency losses, net and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency losses, net and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS ENDED
MARCH 30, 2024 COMPARED TO APRIL 1, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended
	March 30, 2024	As a % of Revenue	April 1, 2023	As a % of Revenue
Revenues	$171,789	100.0%	$152,845	100.0%
Costs of services (exclusive of depreciation and amortization)	118,880	69.2%	107,837	70.6%
Selling, general and administrative expenses	30,499	17.8%	28,372	18.6%
Depreciation and amortization	2,792	1.6%	2,943	1.9%
Income from operations	19,618	11.4%	13,693	9.0%

Interest expense, net	(464)	-0.3%	(571)	-0.4%
Foreign currency losses, net	(142)	-0.1%	(528)	-0.3%
Income before provision for income taxes	19,012	11.1%	12,594	8.2%
Provision for income taxes	5,321	3.1%	3,676	2.4%
Net income	$13,691	8.0%	$8,918	5.8%

Net income per share:
Basic	$1.97		$1.25
Diluted	$1.95		$1.23

Weighted average number of shares outstanding:
Basic	6,926		7,119
Diluted	7,011		7,252

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
MARCH 30, 2024 COMPARED TO APRIL 1, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended
	March 30, 2024	As a % of Revenue	April 1, 2023	As a % of Revenue
Revenues	$171,789	100.0%	$152,845	100.0%

Net income	$13,691	8.0%	$8,918	5.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	21	—%
Acquisition-related costs	—	—%	22	—%
Foreign currency losses, net	142	0.1%	528	0.3%
Tax effect on adjustments	(35)	—%	(139)	-0.1%
Non-GAAP net income	$13,798	8.0%	$9,350	6.1%

Non-GAAP net income per share:
Basic	$1.99		$1.31
Diluted	$1.96		$1.29

Weighted average number of shares outstanding:
Basic	6,926		7,119
Diluted	7,011		7,252

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS ENDED
MARCH 30, 2024 COMPARED TO APRIL 1, 2023
(IN THOUSANDS)

	Fiscal Quarter Ended
	March 30, 2024	As a % of Revenue	April 1, 2023	As a % of Revenue
Revenues	$171,789	100.0%	$152,845	100.0%

Net income	$13,691	8.0%	$8,918	5.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	—	—%	21	—%
Acquisition-related costs	—	—%	22	—%
Foreign currency losses, net	142	0.1%	528	0.3%
Tax effect on adjustments	(35)	—%	(139)	-0.1%
Non-GAAP net income	$13,798	8.0%	$9,350	6.1%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	464	0.3%	571	0.4%
Provision for income taxes	5,356	3.1%	3,815	2.5%
Depreciation and amortization	2,792	1.6%	2,943	1.9%
Non-GAAP EBITDA	$22,410	13.0%	$16,679	10.9%

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	March 30, 2024	December 30, 2023
Assets
Cash and cash equivalents	$37,122	$45,586
Accounts receivable and unbilled services, net	209,313	199,556
Other current assets	29,004	20,334
Total current assets	275,439	265,476

Property and equipment, net	36,833	38,176
Goodwill and intangible assets, net	100,704	101,185
Right-of-use assets	84,706	86,887
Other assets	54,860	61,487
Total assets	$552,542	$553,211

Liabilities and Shareholders’ Equity
Accounts payable	$33,350	$28,701
Accrued expenses	106,008	171,040
Current portion of lease liabilities	16,743	16,475
Revolving line of credit	70,000	—
Other current liabilities	10,670	19,871
Total current liabilities	236,771	236,087
Non-current portion of lease liabilities	88,961	92,280
Other non-current liabilities	15,020	12,743
Total liabilities	340,752	341,110

Total shareholders’ equity	211,790	212,101
Total liabilities and shareholders’ equity	$552,542	$553,211

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Quarter Ended
	March 30, 2024	April 1, 2023
Operating activities:
Net income	$13,691	$8,918
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items, net	7,694	7,197
Accounts receivable and unbilled services	(11,094)	(1,353)
Working capital items, net	(73,371)	(84,813)
Net cash used in operating activities	(63,080)	(70,051)

Investing activities:
Purchases of property and equipment, net	(730)	(562)
Consideration paid for acquisition, net	—	(570)
Net cash used in investing activities	(730)	(1,132)

Financing activities:
Borrowings under revolving line of credit	70,000	105,000
Repayments under revolving line of credit	—	(5,000)
Tax withholding payments reimbursed by shares	(1,631)	(1,873)
Cash dividends paid	(3,075)	(2,702)
Repurchase of common stock	(9,242)	(20,577)
Net cash provided by financing activities	56,052	74,848
Effect of foreign exchange rates on cash and cash equivalents	(706)	407
Net increase (decrease) in cash and cash equivalents	(8,464)	4,072
Cash and cash equivalents at beginning of period	45,586	31,447
Cash and cash equivalents at end of period	$37,122	$35,519

Noncash investing and financing activities:
Increase in accounts payable and accrued expenses for property and equipment	$454	$23
Excise tax on share repurchases	$(65)	$(173)
Right-of-use assets obtained in exchange for lease obligations	$1,955	$—
Supplemental cash flow information:
Cash paid for taxes	$1,534	$1,081
Cash paid for interest	$91	$124
Cash paid for amounts included in operating lease liabilities	$5,569	$5,474